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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement Nos. 33-27214, 33-27221, 33-48177, 33-56780, 33-81682 and 33-81684 of Piedmont Mining
Company, Inc. on Form S-8 of our report dated April 4, 1997, appearing in the Annual Report on Form 10-KSB of Piedmont Mining Company, Inc. for the year ended December 31, 1996.



/s/ Gleiberman Spears Shepherd & Menaker, P.A.


Charlotte, North Carolina
April 10, 1997





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